Exhibit 10.16

AMENDMENT

TO SUBSCRIPTION AGREEMENT

THIS AMENDMENT TO SUBSCRIPTION AGREEMENT (this “Amendment”) is dated as of May 7, 2015 and is entered into by and among General Maritime Corporation (“Issuer”), OCM Marine Holdings TP, L.P. (“Oaktree”) and Houlihan Lokey Capital, Inc. (the “Shareholder”), and is made with reference to that certain Subscription Agreement, dated as of May 21, 2014 by and among the Issuer, Oaktree and the Shareholder (the “Subscription Agreement”). Capitalized terms used, but not defined herein, shall have the meaning given in the Subscription Agreement.

RECITALS

WHEREAS, the parties to this Amendment (i) constitute the requisite parties to the Subscription Agreement required to amend the Subscription Agreement and (ii) desire to provide their written consent to amend and modify the Subscription Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO SUBSCRIPTION AGREEMENT

A.            Section 1(e) of the Subscription Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary in the Shareholders’ Agreement or the Charter, except in connection with an Approved Sale (as defined in the Charter) and except as otherwise consented to by the Issuer, (a) from the date hereof through the consummation of the first underwritten public offering by the Issuer registered under the Securities Act after May 17, 2012 (the “IPO”), the Purchaser shall not, and each of its respective transferees and any subsequent transferees shall not, directly or indirectly, transfer, sell, assign or otherwise dispose of any interest in any Issued Shares to any Competitor, and each transferee of any Issued Shares shall, concurrent with and as a condition precedent to, any transfer of Issued Shares, execute and deliver to the Issuer a joinder agreement to this Section 1(e), and (b) at any time following the consummation of the IPO, the Purchaser shall not, and each of its respective transferees and any subsequent transferees shall not, directly or indirectly, transfer, sell, assign or otherwise dispose of any interest in any Issued Shares to any person known by the Purchaser, each of its respective transferees and any subsequent transferees, as the case may be, to be a Competitor.”

B.            Section 3(k) of the Subscription Agreement is hereby amended by deleting the first paragraph thereof in its entirety and replacing it as follows:

“Except as otherwise consented to by the Issuer, each certificate or instrument representing the Issued Shares, if certificates representing such Issued Shares are issued, shall be imprinted with a legend in substantially the following form:”

SECTION II. MISCELLANEOUS

A.    Reference to and Effect on the Subscription Agreement.

i.      On and after the date hereof, each reference in the Subscription Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Subscription Agreement shall mean and be a reference to the Subscription Agreement as amended by this Amendment.

ii.    Except as specifically amended by this Amendment, the Subscription Agreement shall remain in full force and effect and is hereby ratified and confirmed.

B.            Consent. In addition to the other agreements set forth herein, by entering into this Amendment, the Shareholder consents, including pursuant to Section 8(f) of the Subscription Agreement, to any amendments, modifications or waivers of or in respect of the Subscription Agreement set forth herein. Entry by a person into this Amendment shall not be deemed to be an admission by any person that the Shareholder’s consent was needed for the effectiveness of this Amendment.

C.            Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

D.            Applicable Law, Miscellaneous. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THE PROVISIONS OF SECTIONS 5, 6 AND 7 OF THE SUBSCRIPTION AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AND MADE A PART HEREOF, MUTATIS MUTANDIS.

E.             Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, and all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (e.g., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of this page intentionally left blank.]

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered, all as of the date first set forth above.

ISSUER:

GENERAL MARITIME CORPORATION

By:	/s/ [Illegible]
Name:
Title:

[Signature Page to Amendment to Subscription Agreement]

OAKTREE:

OCM MARINE HOLDINGS TP, L.P.

By: OCM Marine GP CTB, Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Amy Rice
Name:	Amy Rice
Title:	Senior Vice President

By:	/s/ Adam Pierce
Name:	Adam Pierce
Title:	Managing Director

[Signature Page to Amendment to Subscription Agreement]

HOULIHAN LOKEY CAPITAL, INC.

By:	/s/ David R. Hilty
Name:	David R. Hilty
Title:	Managing Director

[Signature Page to Amendment to Subscription Agreement]